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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 October 5, 2005
                         Commission file number 1-13163
                                   -----------

                                YUM! BRANDS, INC.
             (Exact name of registrant as specified in its charter)

            North Carolina                                    13-3951308
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(State or other jurisdiction                                (IRS Employer
of incorporation or organization)                         Identification No.)


        1441 Gardiner Lane, Louisville, Kentucky                40213
         (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (502) 874-8300


        Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information

          Item 2.02      Results of Operations and Financial Condition

          On October 5, 2005, YUM! Brands, Inc. issued a press release announcing financial results for the quarter ended September 3, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

          Item 9.01      Financial Statements and Exhibits

                         (c)    Exhibits

                         99.1 Press Release dated October 5, 2005 from YUM! Brands, Inc.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   YUM! BRANDS, INC.
                                                   -----------------
                                                     (Registrant)


Date:    October 5, 2005                   /s/ Ted F. Knopf
                                          -----------------------------------
                                               Senior Vice President of Finance
                                               and Corporate Controller
                                               (Principal Accounting Officer)